UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
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☐	Definitive Information Statement

TRAVEL HUNT HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

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TRAVAL HUNT HOLDINGS, INC.
122 Ocean Park Blvd., Suite 307
Santa Monica, CA 90405

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

The purpose of this letter is to inform you that the Board of Directors of Travel Hunt Holdings, Inc., a Florida corporation (hereinafter referred to as “our company” or “TVLH”), and the holder of a majority of the outstanding shares of our common stock, have approved the following corporate actions by written consent in lieu of a meeting pursuant to Section 607.0704 of the Florida Statutes:

The reincorporation merger of our company pursuant to which we will merge with and into Travel Hunt Holdings, Inc., a Delaware corporation (“TVLH-Delaware”) formed by us for such purposes, which will result in:

•	a change of domicile of our company from the State of Florida to the State of Delaware;

•
your right to receive one (1) share of common stock, par value $0.001 per share, of TVLH-Delaware for each ten (10) shares of our common stock, par value $0.001 per share, owned by you as of the effective time of the reincorporation merger;

•	the persons presently serving as our executive officers and directors serving in their same respective positions with TVLH Delaware;

•
the adoption of a new Certificate of Incorporation under the laws of the State of Delaware, pursuant to which our authorized capital stock will remain 110,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time; and   the adoption of new Bylaws under the laws of the State of Delaware.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of Travel Hunt Holdings, Inc. for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of Travel Hunt Holdings, Inc.. The reincorporation merger described above will be effective after the expiration of such twenty (20) day period, at such time as Articles of Merger are filed with the Secretary of State of Florida and a Certificate of Merger is filed with the Secretary of State of Delaware, respectively, to effect the reincorporation merger, which will have the effects summarized above and described in more detail in the accompanying Information Statement.

Under Florida law, stockholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, if the stockholder is entitled to vote on the merger or consolidation, (ii) a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution, if the stockholder is entitled to vote on the disposition, and (iii) an amendment of the articles of incorporation with respect to a class or series of shares which reduces the number of shares of a class or series owned by the stockholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.  Subject to certain exceptions, the holders of a class or series of shares of a Florida corporation have no dissenters’ rights in the case of a merger or consolidation if that class or series of shares is either listed on the New York Stock Exchange or the American Stock Exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such class or series of shares is held of record by at least 2,000 stockholders and the market value of the outstanding shares of that series or class is at least $10 million (as determined exclusive of shares held by certain insiders and beneficial owners holding more than 10 percent of those shares).

September , 2007

By Order of the Board of Directors

Geoffrey Alison
Chief Executive Officer

TRAVEL HUNT HOLDINGS, INC.
122 Ocean Park Blvd., Suite 307
Santa Monica, CA 90405

INFORMATION STATEMENT
September     , 2007

This Information Statement is being mailed to the stockholders of Travel Hunt Holdings, Inc., a Florida corporation (hereinafter referred to as “our company” or “TVLH-Florida”), on or about September     , 2007 in connection with the corporate actions referred to below.  On August 29, 2007, our Board of Directors and the holder of a majority of the issued and outstanding shares of our common stock, par value $0.001 per share, entitled to vote on the matters set forth herein (the “Consenting Stockholder”) approved such matters.  Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions.  No other stockholder approval is required.  The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on August 1, 2006 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTIONS

The Florida Statutes permit the holders of a majority of the outstanding shares of our common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of our stockholders.  On August 29, 2007, the Consenting Stockholder, who holds an aggregate of 59,500,000 shares of our common stock, representing approximately 83.9% of the total shares of our common stock entitled to vote on the matters set forth below, consented in writing, without a meeting, to the matters described below.  As a result, no further votes will be needed to approve the matters set forth herein.  As of the Record Date, we had outstanding 70,913,500 shares of our common stock.

Our Board of Directors and the Consenting Stockholder have consented to the adoption of the Agreement and Plan of Merger between our company and Travel Hunt Holdings, Inc., a Delaware corporation formed by us (“TVLH-Delaware”), in the form of Exhibit A attached to this Information Statement (the “Reincorporation Merger Agreement”).  The Reincorporation Merger Agreement provides for the merger of our company with and into TVLH-Delaware (the “Reincorporation Merger”), and will result in:

•	a change of domicile of our company from the State of Florida to the State of Delaware;

•
your right to receive one (1) share of common stock, par value $0.001 per share, of TVLH-Delaware for each ten (10) shares of our common stock, par value $0.001 per share, owned by you as of the effective time of the reincorporation merger;

•	the persons presently serving as our executive officers and directors serving in their same respective positions with TVLH-Delaware;

•
the adoption of a new Certificate of Incorporation under the laws of Delaware in the form of Exhibit B attached to this Information Statement, pursuant to which our authorized capital stock will remain 110,000,000 shares of authorized capital stock, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with the right conferred upon the Board of Directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the Board of Directors may determine from time to time; and   the adoption of new Bylaws under the laws of the State of Delaware in the form of Exhibit C attached to this Information Statement.

We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

YOU HAVE THE RIGHT TO EXERCISE APPRAISAL RIGHTS UNDER FLORIDA STATUTES SECTIONS 607.1301 ET. SEQ., AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF TRAVEL HUNT HOLDINGS, INC., A FLORIDA CORPORATION, INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE FLORIDA LAW.  FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “DISSENTERS’ RIGHT OF APPRAISAL” AND EXHIBIT D HERETO, WHICH SETS FORTH THOSE STATUTES.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial stock ownership as of August 29, 2007 of (i) all persons known to us to be beneficial owners of more than 5% of our outstanding common stock; (ii) each director of our company and our executive officers, and (iii) all of our officers and directors as a group.  Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

Name	Number of Shares Beneficially Owned(1)	Percent of Outstanding Shares(1)
Fountainhead Capital Management Limited	59,500,000	83.90%
Portman House Hue Street St Helier Jersey JE4 5RP

La Pergola Investments Limited	10,500,000	14.81%
Portman House Hue Street St Helier Jersey JE4 5RP

Geoffrey Alison	0	0.00%
5000 Noeline Ave. Encino, CA 91436

Officers and directors as a group (four persons)	0	0.00%

(1)
For the purposes of this table, a person is deemed to have “beneficial ownership” of any shares of capital stock that such person has the right to acquire within 60 days of August 29, 2007.  All percentages for common stock are calculated based upon a total of 70,913,500 shares outstanding as of August 29, 2007, plus, in the case of the person for whom the calculation is made, that number of shares of common stock that such person has the right to acquire within 60 days of August 29, 2007.

CHANGE IN CONTROL

On April 26, 2007, a certain stockholder (“Seller”) of our company entered into a Stock Purchase Agreement with Fountainhead Capital Management Limited and La Pergola Investments Limited (the “Purchasers”), pursuant to which the Seller agreed to sell to the Purchasers certain notes together with 70,000,000 shares of our company’s common stock (the “Shares”) for a purchase price (the “Purchase Price”), in the aggregate, of $510,000, plus the amount of any cash or cash equivalents on our company’s balance sheet as of the closing of the transactions contemplated by the Stock Purchase Agreement. The Shares represent approximately 98.7% of the issued and outstanding capital stock of our company calculated on a fully-diluted basis

REINCORPORATION IN DELAWARE

Background

On August 29, 2007, our Board of Directors and the Consenting Stockholder approved the Reincorporation Merger Agreement, which provides for, among other things, the change of our domicile from the State of Florida to the State of Delaware, the adoption of a Certificate of Incorporation and Bylaws under the State of Delaware and the issuance of one (1) share of common stock, par value $0.001 per share, of TVLH-Delaware for each ten (10) shares of our company’s common stock, par value $0.001 per share, owned by you as of the effective time of the reincorporation merger.

Questions and Answers

The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why are we reincorporating in Delaware?

A:
We believe the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions.  Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions.  Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors.

Q:	Why are we not soliciting proxies to approve the reincorporation?

A:
Our Board of Directors has already approved the Reincorporation Merger and has received the written consent of stockholders owning a majority of our outstanding shares of common stock, without the need to solicit votes.  Under Florida law, this transaction may be approved by the written consent of a majority of the shares entitled to vote, without the necessity of convening a formal meeting of stockholders.  Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents to us a substantial cost savings.

Q:	What are the principal features of the Reincorporation Merger?

A:
The reincorporation will be accomplished by merging Travel Hunt Holdings, Inc., a Florida corporation with and into a newly formed Delaware corporation, Travel Hunt Holdings, Inc., a Delaware corporation.  The Certificate of Incorporation of TVLH-Delaware will become the Certificate of Incorporation of the surviving entity.  One (1) new share of TVLH-Delaware common stock will be issued in exchange for each ten (10) outstanding shares of our common stock held by our shareholders at the effective time of the Reincorporation Merger.  Shares of TVLH-Delaware will be eligible to be quoted on the Over-the-Counter Bulletin Board beginning on or about the effective date of the Reincorporation Merger under a new CUSIP number and trading symbol that have not yet been assigned.

Q:	What are the differences between Delaware and Florida law?

A:
There are some differences between the laws of the State of Florida and State of Delaware that impact your rights as a stockholder.  For information regarding the differences between the corporate laws of the State of Delaware and those of the State of Florida, please see “Significant Changes Caused by the Reincorporation.”

Q:	How will the Reincorporation Merger affect my ownership?

A:	Your proportionate ownership interest will not be affected by the Reincorporation Merger.

Q:	How will the Reincorporation Merger affect our officers, directors and employees?

A:	Our officers, directors and employees will become the officers, directors and employees of TVLH-Delaware after the effective date of the Reincorporation Merger.

Q:	What do I do with my stock certificates?

A:
Delivery of your certificates issued prior to the effective date of the reincorporation will constitute “good delivery” of shares in transactions subsequent to reincorporation.  Certificates representing shares of TVLH-Delaware will be issued with respect to transfers occurring after the Reincorporation Merger.  New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.  IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF TVLH-DELAWARE.  OUTSTANDING STOCK CERTIFICATES OF TVLH- FLORIDA SHOULD NOT BE DESTROYED OR SENT TO US.

Q:	What if I have lost my certificate?

A:
If you have lost your certificate, you can contact our transfer agent to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale or transfer.  Our transfer agent may be reached at:

Corporate Stock Transfer 3200 Cherry Creek Drive South Suite 430 Denver, CO 80209 Tel. (303) 282-4200

Q:	Can I require the company to purchase my stock?

Yes. Under Florida law, you are entitled to appraisal and purchase of your stock as a result of the reincorporation. See the section entitled “Dissenters’ Right of Appraisal.”

Q:	Who will pay the costs of reincorporation?

A:
We will pay all of the costs of reincorporation in Delaware, including the costs of preparing and distributing this Information Statement.  We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the reincorporation.

Q:	Will I have to pay taxes on the new certificates?

A:
We believe the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of TVLH-Delaware that you had in your shares of our common stock.  However, every stockholder’s tax situation is different, and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

THE DISCUSSION CONTAINED IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE REINCORPORATION MERGER AGREEMENT, THE TRAVEL HUNT HOLDINGS, INC., A DELAWARE CORPORATION, CERTIFICATE OF INCORPORATION AND BYLAWS, AND BY THE APPLICABLE PROVISIONS OF FLORIDA CORPORATE LAW AND DELAWARE CORPORATE LAW.

Background and Purpose

The following discussion summarizes the important aspects of our reincorporation in Delaware.  This summary does not include all of the provisions of the Reincorporation Merger Agreement, the Certificate of Incorporation of TVLH-Delaware or the Bylaws of TVLH-Delaware, the forms of which are attached as Exhibits A, B and C, respectively.  Copies of the Articles of Incorporation and the Bylaws of Travel Hunt Holdings, Inc., a Florida corporation are available for inspection at our principal office, and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation in Delaware

We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business.  Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.   For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.  As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed.  Because of Delaware’s longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.  It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs.   For a discussion of some differences in stockholders’ rights and the powers of management under Delaware law and Florida law, see “Significant Changes Caused by the Reincorporation.”

Principal Features of the Reincorporation

The reincorporation in Delaware will be effected by our merger with and into TVLH-Delaware, which was incorporated by us in Delaware specifically for this purpose.  TVLH-Delaware, which will be the surviving entity, has not engaged in any activities except in connection with the reincorporation.   Our Board of Directors has approved, and recommended to our stockholders, and the holder of a majority of our outstanding shares of common stock has adopted and approved, the Reincorporation Merger Agreement pursuant to which our company will be merged with and into TVLH-Delaware.  This Information Statement summarizes the material terms of the Reincorporation Merger Agreement, as well as the Certificate of Incorporation and Bylaws of TVLH-Delaware, the successor Delaware company under which our business will be conducted after the reincorporation.  The full texts of the Reincorporation Merger Agreement, the Certificate of Incorporation and Bylaws are attached as Exhibits A, B and C, respectively.  Upon effectiveness of the reincorporation, Travel Hunt Holdings, Inc., a Florida corporation will be merged with and into TVLH-Delaware pursuant to the Reincorporation Merger Agreement, resulting in a change of our state of incorporation from Florida to Delaware.  We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of TVLH-Delaware, which will replace our current Articles of Incorporation and Bylaws.  These changes may alter the rights of our stockholders.  See “Significant Changes Caused by the Reincorporation.”

Effective Date of Merger.

The effectiveness of the reincorporation is conditioned upon the filing of Articles of Merger with the State of Florida and a Certificate of Merger with the State of Delaware.  We anticipate the reincorporation will become effective twenty (20) days after the date of mailing of this Information Statement.  As a result of the reincorporation, we will cease our corporate existence in the State of Florida.

No Change in Business, Management, Board Members, Assets or Liabilities.

The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth.  Upon completion of the reincorporation, TVLH-Delaware will succeed by operation of law to all of our business, assets and liabilities.  The Board of Directors and officers of TVLH-Delaware will consist of the same persons serving as our directors and officers prior to the reincorporation.  Our daily business operations will continue at our principal executive offices at 122 Ocean Park Blvd., Suite 307, Santa Monica, CA 90405.

Exchange of Stock Certificates.

IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF TVLH-DELAWARE; OUTSTANDING STOCK CERTIFICATES OF OUR COMPANY SHOULD NOT BE DESTROYED OR SENT TO US.  The common stock of TVLH-Delaware will be quoted on the OTC Bulletin Board, which will consider the existing stock certificates as constituting “good delivery” in transactions subsequent to the reincorporation.

Significant Changes Caused by the Reincorporation

Although the corporate statutes of Florida and Delaware are similar, certain differences exist. The most significant differences and/or material provisions, in the judgment of the management of Travel Hunt Holdings, Inc., are summarized below. Stockholders should refer to the DGCL and the Florida Statutes to understand how these laws apply to TVLH-Florida and TVLH-Delaware.

Classified Board of Directors

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Florida law also permits corporations to classify boards of directors provided that the term of one class of directors expires annually, and a class of directors is elected at each annual meeting. TVLH-Florida does not have a classified board, and it is not currently expected that TVLH-Delaware’s board of directors will be classified in the near future.

Removal of Directors

Under Florida law, any one or all of the directors of a corporation may be removed.  If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only if the number of votes for removal exceeds the number of votes against removal. Unless the articles of incorporation provide that directors may be removed only for cause, Florida law does not distinguish between removal of directors with or without cause.  Travel Hunt’s bylaws provide that any director or the entire Board of Directors may be removed, with or without cause, at a meeting of stockholders called expressly for that purpose, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Under Delaware law any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified, stockholders may effect such removal only for cause; or in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which such director is a part.  TVLH-Delaware’s Certificate of Incorporation and By-laws provide that directors may be removed with or withour cause and only by the affirmative vote of the majority of the holders of TVLH-Delaware’s shares of capital stock present in person or by proxy and entitled to vote.  Under TVLH-Delaware’s Certificate of Incorporation and By-laws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office.  The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Special Meetings of Stockholders

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special stockholder meeting. Florida law permits special meetings of stockholders to be called by the board of directors or by people authorized in the articles of incorporation or bylaws or 10% or greater stockholders, unless the articles of incorporation require a greater percentage, not to exceed 50%. TVLH-Delaware’s bylaws provide that special meetings of stockholders may be called by the board of directors or when requested in writing by stockholders owning 10% or more of all shares entitled to vote.

Delaware law also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Cumulative Voting

Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Florida law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. TVLH-Delaware’s Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Number of Directors on the Board of Directors

Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation’s by-laws, unless it is set by the corporation’s certificate of incorporation.

Florida law provides that a board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws.  TVLH-Delaware’s bylaws provide that the number of directors of the corporation shall not be less than one and the minimum number of directors may be increased or decreased from time to time by the board of directors.

Vacancies

Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Florida law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, or by stockholders unless the articles of incorporation provide otherwise.

TVLH-Delaware’s bylaws specify that any vacancy occurring in the board of directors, including any vacancies resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office.

Restrictions on Business Combinations

Both Delaware law and Florida law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the NASDAQ Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66-2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Florida law regulates business combinations more stringently. Under Section 607.0901 of the FBCA, certain transactions, including, without limitation, a merger, consolidation, certain sales of assets, certain sales of shares, a liquidation or a dissolution, involving a corporation and 10% stockholder (an interested stockholder) generally must be approved by two-thirds of the outstanding shares other than those shares owned by the interested stockholder.  These requirements do not apply if: (i) the business combination has been approved by a majority of the disinterested directors; (ii) the corporation has not had more than 300 stockholders of record at any time during the three years preceding the announcement of the business combination; (iii) the 10% stockholder has been the beneficial owner of at least 80% of the outstanding shares for at least five years before the announcement date; (iv) the interested stockholder is the owner of at least 90% of the voting shares, excluding any shares acquired through a transaction not approved by a majority of the disinterested directors; or (v) the consideration paid to the holders of acquired shares is at least equal to certain fair price criteria.

Limitation of Liability

Florida law generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other persons for any statement, vote, decision or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director, and such breach or failure (i) constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) constitutes a transaction from which the director derived an improper personal benefit; (iii) results in an unlawful distribution, (iv) in the case of a derivative action or an action by a stockholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or (v) in the case of a proceeding other than a derivative action or an action by a stockholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.  TVLH-Delaware’s Certificate of Incorporation provides that a director shall not be liable to the corporation or its stockholders to the maximum extent permitted by Delaware law.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for beach of fiduciary duty as a director, except that such provision may not limit the liability of a director for: (i) any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; liability for unlawful payment of dividends or stock purchases or redemptions, or (iii) any transaction from which the director derived an improper personal benefit. TVLH-Delaware’s Certificate of Incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL.

In addition, TVLH-Delaware’s Certificate of Incorporation provides that the corporation must indemnify its directors and officers and the corporation must advance expenses, including attorneys’ fees, to its directors and officers in connection with legal proceedings, subject to limited exceptions.

Indemnification

Florida law requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter in the proceeding, for expenses, including counsel fees, actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

The indemnification and advancement of expenses provided under Florida law are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute: a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; a transaction from which the person derived an improper personal benefit; in the case of a director, an unlawful distribution to stockholders; or willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a stockholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the stockholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that: the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses; the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power to indemnify and advance expenses; or the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

Delaware law generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The determination must be made, in the case of an individual who is a director or officer at the time of determination, by: a majority of the directors who are not parties to the action, suit or proceeding, even though less than a quorum; a committee of these directors designated by a majority vote of these directors, even though less than a quorum; independent legal counsel, regardless of whether a quorum of these directors exists; or a majority vote of the stockholders, at a meeting at which a quorum is present.

Without court approval, however, an individual may not be indemnified in any claim, issue or matter in a derivative action as to which the individual is adjudged liable to the corporation. In addition, Delaware law requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Further, Delaware law permits a corporation to advance expenses incurred in the defense of any proceeding to directors and officers contingent upon an undertaking by or on behalf of the individuals’ to repay any advances if it is determined ultimately that the individuals are not entitled to be indemnified.

Under Delaware law, the rights to indemnification and advancement of expenses provided under the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

TVLH-Delaware’s Certificate of Incorporation provides that the corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, and in accordance with the Bylaws, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the corporation (a “Covered Person”) (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. The corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of the certificate of incorporation with respect to the indemnification and advancement of expenses of directors and officers of the corporation. Without limiting the generality or the effect of the foregoing, the corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in the certificate of incorporation. No amendment or repeal of the corporation’s certificate of incorporation shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal.

Amendment to Certificate of Incorporation and Articles of Incorporation

Florida law provides that a corporation’s board of directors may propose one or more amendments to the articles of incorporation for submission to the stockholders.  For the amendment to be adopted the board of directors must recommend the amendment to the stockholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders with the amendment; and unless Florida law, the articles of incorporation, or the board of directors requires a greater vote or a vote by voting groups, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights and by a majority of the votes entitled to be cast on the amendment by each other voting group entitled to vote on the amendment.

Neither TVLH-Florida’s articles of incorporation nor its bylaws provide for any greater voting requirements than is required by Florida law.

Under Delaware law, unless a corporation’s certificate of incorporation requires a greater vote, a proposed amendment to a corporation’s certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote on the amendment and a majority of the voting power of the outstanding stock of any class entitled to vote on the amendment separately as a class.

Except as described below, if a proposed amendment to the certificate of incorporation would change the aggregate number of authorized shares of any class of capital stock, the par value of the shares of any class of capital stock, or alter or change the powers, preferences or special rights of the shares of any class of capital stock so as to affect them adversely, Delaware law requires that the amendment be approved by the holders of a majority of the outstanding shares of the affected class, voting separately as a class, whether or not the class is entitled to vote on the amendment by the certificate of incorporation.  If a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not affect the remainder of the class, then only the shares of the series so affected would be entitled to vote as a separate class on the proposed amendment. The authorized number of shares of any class of stock may be increased or decreased (but may not be decreased below the number of outstanding shares in the class) without a separate vote of stockholders of the class if so provided in the original certificate of incorporation or in any amendment thereto that created the class of stock or that was adopted prior to the issuance of any shares of the class, or in an amendment authorized by a majority vote of the holders of shares of the class.

Neither TVLH-Delaware’s certificate of incorporation nor its bylaws provide for any greater voting requirements than is required by Delaware law.

Amendment to By-laws

Florida law provides that corporation’s board of directors may amend or repeal the corporation’s bylaws unless the articles of incorporation or Florida law reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the stockholders; or the stockholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision. Notwithstanding the foregoing, under Florida law, a corporation’s stockholders may amend or repeal the corporation’s bylaws even though the bylaws may also be amended or repealed by its board of directors.

TVLH-Florida’s bylaws provide that the bylaws may be repealed or amended, and new bylaws may be adopted, by the corporation’s board of directors.

Pursuant to Delaware law, stockholders entitled to vote have the power to adopt, amend or repeal bylaws. In addition, a corporation may, in its certificate of incorporation, confer this power on the board of directors. Nevertheless, the stockholders always have the power to adopt, amend or repeal the bylaws, even though the board may also be delegated the power.  TVLH-Delaware’s bylaws provide that the bylaws may be repealed or amended, and new bylaws may be adopted, by the corporation’s board of directors.

Stockholder Action by Written Consent

Florida law provides that, unless otherwise provided in the articles of incorporation, action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.  Neither TVLH-Florida’s bylaws nor articles of incorporation place any limitations on the rights of stockholders to act by written consent in lieu of a meeting of stockholders.

Delaware law provides that, unless otherwise stated in the certificate of incorporation, any action which may be taken at an annual meeting or special meeting of stockholders may be taken without a meeting, if a consent, setting forth the action so taken in writing is signed by the holders of the outstanding stock having at least the minimum number of votes necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote at the meeting were present and voted.  Neither TVLH-Delaware’s bylaws nor articles of incorporation place any limitations on the rights of stockholders to act by written consent in lieu of a meeting of stockholders.

Interested Director Transactions

Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the stockholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed.  With certain exceptions, Florida and Delaware law are the same in this area.  Under Florida law, if approval of the board of directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of the directors (even though less than a quorum) without counting the vote of the interested director or directors, but a transaction may not be approved by a single director.  Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum.  Accordingly, it is possible that certain transactions that the board of directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of TVLH-Delaware, although less than a majority of a quorum.  The board of directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Sequestration of Shares

Delaware law provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands.  Such provision could be used to assert jurisdiction against a non-resident holder of TVLH-Delaware’s shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court.  Florida law has no comparable provision, but shares of a Florida corporation may be levied upon by appropriate legal process.

Dissenters’ Rights

Under Florida law, stockholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, if the stockholder is entitled to vote on the merger or consolidation, (ii) a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution, if the stockholder is entitled to vote on the disposition, and (iii) an amendment of the articles of incorporation with respect to a class or series of shares which reduces the number of shares of a class or series owned by the stockholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created.  Subject to certain exceptions, the holders of a class or series of shares of a Florida corporation have no dissenters’ rights in the case of a merger or consolidation if that class or series of shares is either listed on the New York Stock Exchange or the American Stock Exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such class or series of shares is held of record by at least 2,000 stockholders and the market value of the outstanding shares of that series or class is at least $10 million (as determined exclusive of shares held by certain insiders and beneficial owners holding more than 10 percent of those shares).

Under Delaware law, dissenters’ rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation’s assets or any amendment of its charter, unless such corporation’s charter expressly provides for dissenters’ rights in such instances.  TVLH-Delaware’s Certificate of Incorporation contains no such provision.  Stockholders of a Delaware corporation have no dissenters’ rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters’ rights will be available in such instances if stockholders are required under the merger or consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash in lieu of fractional shares, or any combination of the foregoing.

Dividends and Other Distributions

A Florida corporation may not make distributions to stockholders if, after giving it effect, in the judgment of the board of directors: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; and (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.  In contrast, a Delaware corporation may pay dividends or make distributions either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year.  Delaware law generally permits a corporation, in determining the existence of surplus, to calculate the present fair value by which the total assets of the corporation exceeds the combined total liabilities and the capital of the corporation.

This information statement merely summarizes certain differences between the corporation laws of Florida and Delaware.  Many provisions of the Florita Statutes and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects.  The discussion contained in this Information Statement is not a substitute for direct reference to the statutes themselves or for professional interpretation of them.  In addition, the foregoing summaries of TVLH-Delaware’s Certificate of Incorporation and By-laws are qualified by reference to the full text of TVLH-Delaware’s Certificate of Incorporation and By-laws, which are attached hereto as Exhibit B and Exhibit C, respectively, and are incorporated by reference herein.

Certain Federal Income Tax Consequences of the Reincorporation

The following is a discussion of certain federal income tax consequences to holders of our common stock who receive shares of TVLH-Delaware common stock in exchange for their TVLH-Florida common stock as a result of the Reincorporation Merger.  The discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), and laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. No state, local or foreign tax consequences are addressed herein.

This discussion is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder.  In view of the varying nature of such tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation Merger, including the applicability of federal, state, local or foreign tax laws.

We believe that, for federal income tax purposes, no gain or loss will be recognized by our company, TVLH-Delaware or our stockholders who receive TVLH-Delaware common stock for their shares of our common stock in connection with the reincorporation.  The aggregate tax basis of the shares of TVLH-Delaware common stock received by a stockholder of our company as a result of the reincorporation will be the same as the stockholder’s aggregate tax basis in the shares of our common stock converted into such shares of TVLH-Delaware common stock.  A stockholder who holds our common stock will include in his holding period for the TVLH-Delaware common stock that he receives as a result of the reincorporation, his holding period for our common stock.

Because of the complexity of the capital gains and loss provisions of the Code and the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory dissenters’ rights should consult their own tax advisors regarding the federal income tax consequences of exercising such rights.  Additionally, state, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, which represent our expectations or beliefs, including, but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-KSB for the year ended July 31, 2006, as filed with the SEC (“Annual Report”), is incorporated in its entirety by reference into this Information Statement.   This Information Statement is accompanied by a copy of the Annual Report.   We will provide, without charge, to each stockholder as of the record date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report that we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC.  Stockholders should direct the written request to Travel Hunt Holdings, Inc., 122 Ocean Park Blvd., Suite 307, Santa Monica, CA 90405, Attn: Robert L. B. Diener.

As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consent from the holder of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This Information Statement is for informational purposes only.  Please read this Information Statement carefully.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address.  Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (310) 396-1691 or by mail to our address at Travel Hunt Holdings, Inc., 122 Ocean Park Blvd., Suite 307, Santa Monica, CA 90405, Attn: Robert L. B. Diener.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters.  These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

EXHIBIT A

Reincorporation Merger Agreement

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of                          , 2007, is entered into between Travel Hunt Holdings, Inc., Inc., a Florida corporation, a public company incorporated in the State of Florida (the “Company”) and Travel Hunt Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“TVLH-Delaware”).

RECITALS

WHEREAS, the board of directors of each of the Company and TVLH-Delaware deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into TVLH-Delaware and that TVLH-Delaware be the surviving corporation (the “Reincorporation Merger”); and

WHEREAS, the Company will submit this Agreement for approval by written consent of the holders of shares of common stock, $0.001 par value, of the Company (“common stock”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1. The Reincorporation Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into TVLH-Delaware whereupon the separate existence of the Company shall cease.  TVLH-Delaware shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware.  The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and in the General Corporation Law of the State of Florida, as amended (the “Florida Statutes”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2. Effective Time.  Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and TVLH-Delaware shall cause Articles of Merger to be executed and filed with the Secretary of State of Florida (the “Florida Articles of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”).  The Reincorporation Merger shall become effective upon the date and time specified in the Florida Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Certificate of Incorporation.  The certificate of incorporation of TVLH-Delaware in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws.  The bylaws of TVLH-Delaware in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers.  The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors.  The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

4.1. Effect of Merger on Capital Stock.  At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, TVLH-Delaware or the shareholders of the Company:

(a)  Each ten (10) shares of common stock (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) exercising dissenters’ rights pursuant to the relevant provisions of Sections 92A.300 through 92A.500 of the NGCL) issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable shares of common stock, par value $0.001, of TVLH-Delaware (“Delaware common stock”), with the same rights, powers and privileges as the shares so converted and all shares of common stock shall be cancelled and retired and shall cease to exist.

(b)  Each option, warrant or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of TVLH-Delaware, and (ii) in the case of securities to acquire common stock, converted into the right to acquire on—tenth Of a share (1/10) share of Delaware common stock for each share of common stock that was acquirable pursuant to such option, warrant or other security.  A sufficient number of shares of Delaware common stock shall be reserved for purposes of the exercise of such options, warrants or other securities for each share of common stock so reserved as of the Effective Time.

(c)  Each share of Delaware common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.2. Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock (other than Dissenting Shares), options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware common stock, options, warrants or other securities of TVLH-Delaware, as the case may be, into which the shares of common stock, options, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants or other securities of TVLH-Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

4.3. Dissenters’ Rights.  No Dissenting Shareholder shall be entitled to shares of Delaware common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to dissent from the Reincorporation Merger under the NGCL, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the relevant provisions of Sections 607.1301 et. seq. of the Florida Statutes with respect to Dissenting Shares owned by such Dissenting Shareholder.  If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares that would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Delaware common stock pursuant to Section 4.1 hereof.

ARTICLE V

CONDITION

5.1. Condition to Each Party’s Obligation to Effect the Reincorporation Merger.  The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of common stock pursuant to the Florida Statutes and the Articles of Incorporation of the Company.

ARTICLE VI

TERMINATION

6.1. Termination.  This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or TVLH-Delaware, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

7.1. Modification or Amendment.  Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2. Counterparts.  This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3. GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7.4. Entire Agreement.  This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

7.5. No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6. Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7. Headings.  The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

Travel Hunt Holdings, Inc. a Florida corporation

By
Name:
Title:

Travel Hunt Holdings, Inc. a Delaware corporation

By
Name:
Title:

EXHIBIT B

Certificate of Incorporation
of
Travel Hunt Holdings, Inc.
(a Delaware corporation)

CERTIFICATE OF INCORPORATION

OF

Travel Hunt Holdings, Inc.

(A Delaware Corporation)

I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), do execute this Certificate of Incorporation and do hereby certify as follows:

FIRST.	The name of the corporation is Travel Hunt Holdings, Inc. (the “Corporation”).

SECOND.
The address of the registered office in the State of Delaware is Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801, County of New Castle. The name of its Registered Agent at such address is Corporation Trust Company.

THIRD.	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH.

(a)           Authorized Capital.  The total number of shares of all classes of stock which the Corporation shall have authority to issue is 110,000,000, of which 100,000,000 shares, par value of $0.001 shall be designated as Common Stock (“Common Stock”), and 10,000,000 shares, par value of $0.001, shall be designated as Preferred Stock (“Preferred Stock”).

(b)           Common Stock.

(i)            Dividends.  Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefor.  Any such dividends shall be divided among the holders of the Common Stock on a pro rata basis.

(ii)           Liquidation.  In the event of any liquidation of the Corporation, after payment or provision for payment of the debts and liabilities of the Corporation and after distribution to the holders of Preferred Stock of the amounts fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders.  Any such assets shall be divided among the holders of Common Stock on a pro rata basis.

(iii)          Voting.  Except as may otherwise be required by law and subject to the rights of the holders of Preferred Stock fixed in or pursuant to paragraph (c) of this Article Fourth, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders.

(c)                    Preferred Stock.

(i)            General.  Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have any designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed in any resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter prescribed (a “Preferred Stock Designation”).

(ii)           Authority of Board of Directors; Preferred Stock Designation.  Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(1)           whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(2)           the number of shares to constitute the series and the designations thereof;

(3)           the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(4)           whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

(5)           whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the periodic amount thereof, and the terms and provisions relative to the operation thereof;

(6)           the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(7)           the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(8)           whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(9)           any other special rights and protective provisions with respect to any series that the Board of Directors may deem advisable.

(iii)          Separate Series; Increase or Decrease in Authorized Shares.  The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects and in any other manner.  The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series.  Unless otherwise provided in the Preferred Stock Designation, the Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

(d) General.

(i)            Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute discretion.  Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

(ii)           Subject to the provisions of this Certificate of Incorporation, the Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the capital stock of the Corporation of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument approved by the Board of Directors.  The Board of Directors shall be empowered to set the exercise price, duration, times for exercise and other terms of such rights or options.

(iii)          No stockholder of the Corporation shall by reason of his or her holding shares of any class of capital stock of the Corporation have any preemptive or preferential right to acquire or subscribe for any additional, unissued or treasury shares (whether now or hereafter acquired) of any class of capital stock of the Corporation now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of capital stock of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividends or voting or other rights of that stockholder.

(iv)          Cumulative voting of shares of any capital stock having voting rights shall not be permitted.

FIFTH.	The name and mailing address of the incorporator is Robert L. B. Diener, 122 Ocean Park Blvd., Suite 307, Santa Monica, CA 90405.

SIXTH.
The Board of Directors is authorized to adopt, amend or repeal bylaws of the Corporation (“Bylaws”), provided that the power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock. The Corporation may, in its Bylaws or otherwise, impose restrictions on the transfer of its shares.

SEVENTH.	Elections of directors need not be by written ballot except and to the extent provided in the Bylaws.

EIGHTH.

(a)           The number of directors of the Corporation shall be not less than one, the exact number of which and the method by which the directors shall be elected shall be as set forth in the Bylaws.

(b)           Any vacancies on the Board of Directors shall be filled by the holders of Common Stock or by directors elected by the holders of Common Stock in the manner provided for in the Bylaws.

(c)           Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of the Common Stock.

NINTH.
A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, modification or repeal of this Article Ninth shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.

TENTH.
The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, and in accordance with the Bylaws, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a “Covered Person”) (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Tenth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article Tenth. No amendment or repeal of this Article Tenth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal.

                IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this __ day of September, 2007.

Robert L. B. Diener
Incorporator

EXHIBIT C

Bylaws
of
Travel Hunt Holdings, Inc.
(a Delaware corporation)

BYLAWS
OF
Travel Hunt Holdings, INC.

(A Delaware Corporation)

ARTICLE I

STOCKHOLDERS

Section 1.1.  Annual Meetings.  If required by applicable law, an annual meeting of the holders of Common Stock shall be held each year during the month of February or such other month as may be designated by the board of directors (the “Board of Directors”) on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time.  At such meeting, the holders of the Common Stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting.  Holders of non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote, such holders shall be invited to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the “DGCL”) or the certificate of incorporation of the Corporation, as it may be amended (the “Certificate of Incorporation”).

Section 1.2.  Special Meetings.

1.2.1.  Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

1.2.2.  Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

Section 1.3.  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4.  Adjournments.  Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5.  Quorum.  At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6.  Organization.

1.6.1.  The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.6.2.  The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

1.6.3.  If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

1.6.4.  The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

Section 1.7.  Inspectors.  Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director’s or officer’s election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

Section 1.8.  Voting; Proxies; Nominations; Stockholder Proposals.

1.8.1.  Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

1.8.2.  The voting rights of shares of Common Stock shall only be as required by applicable law or the Certificate of Incorporation.

1.8.3.  Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation’s Common Stock only if written notice of such stockholder’s intent to make such nomination has been given to the Secretary of the Company not later than 30 days prior to the meeting.

1.8.4.  At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

1.8.4.1
Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

1.8.4.2	Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation. Proposals may also be made by the holders of shares of Common Stock.

1.8.4.3
Any proposal made by the Board of Directors or the holders of shares of Common Stock may be made at any time prior to or at the meeting if only the holders of Common Stock are entitled to vote thereon.

1.8.4.4
Holders of Common Stock may only make a proposal with respect to which such holders are entitled to vote. Any proposal on which holders of Common Stock are entitled to vote and concerning which proxies may be solicited by the proponent or by management shall be filed with the Secretary by such dates as may be required by the federal securities proxy rules promulgated by the Securities and Exchange Commission.

1.8.4.5
Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

Section 1.9.  Fixing Date for Determination of Stockholders of Record.

1.9.1.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.9.2.  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

1.9.3.  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.10.  List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not affect the validity of actions taken at the meeting.

Section 1.11.  Consent of Stockholders in Lieu of Meeting.  Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within sixty days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 1.12.  Meeting by Remote Communication.  If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1.  Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of not less than one member, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

Section 2.2.  Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

2.2.1.  Election; Term of Office.  The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the Common Stock. Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

2.2.2.  Resignation.  Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

2.2.3.  Removal.  Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the Common Stock. A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

2.2.4.  Newly Created Directorships; Vacancies.  Unless otherwise provided in the Certificate of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office.

Section 2.3.  Annual and Regular Meetings.  The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of the holders of Common Stock, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

Section 2.4.  Special Meetings; Notice.

2.4.1.  Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at least two members of the Board of Directors at such time and place as specified in the notice.

2.4.2.  Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

Section 2.5.  Participation in Meetings by Conference Telephone Permitted.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 2.6.  Quorum; Vote Required for Action.  At all meetings of the Board of Directors one-third of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

Section 2.7.  Organization.  The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman’s absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

Section 2.8.  Action by Directors Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9.  Compensation of Directors.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

ARTICLE III

COMMITTEES

Section 3.1.  Committees.  The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.2.  Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation’s records.

ARTICLE IV

OFFICERS

Section 4.1.   Officers; Election.  The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

Section 4.2.   Term of Office; Resignation; Removal; Vacancies.  Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer’s predecessor, or until such officer’s earlier death, resignation or removal.

Section 4.3.   Temporary Delegation of Duties.  In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

Section 4.4.   Chairman.  The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

Section 4.5.   Chief Executive Officer.  The Chief Executive Officer (the “CEO”), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

Section 4.6.   President.  If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

Section 4.7.   Vice Presidents.  The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

Section 4.8.   Secretary.  The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 4.9.   Treasurer.  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 4.10.   Assistant Secretaries and Assistant Treasurers.  The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

 Section 4.11.   Other Officers.  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 4.12.    Compensation.  The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V

STOCK

Section 5.1.   Stock Certificates and Uncertificated Shares.  The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.2.   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.3.   Transfer of Stock.  Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation’s transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation’s transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

Section 5.4.   Preferred Stock.  Shares of preferred stock shall be issued by the Corporation only after filing a Preferred Stock Designation described in paragraph (c) of the Fourth Article of the Corporation’s Certificate of Incorporation with the Delaware Secretary of State and satisfying all other requirements of the Certificate of Incorporation and the DGCL with respect thereto.

Section 5.5.   Holders of Record.  The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these Bylaws or required by the laws of Delaware.

ARTICLE VI

EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

Section 6.1.   Execution of Instruments.  Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

Section 6.2.   Checks and Endorsements.  All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

Section 6.3.   Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation’s credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

Section 6.4.   Voting of Securities and Other Entities.  Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VII

DIVIDENDS AND OTHER DISTRIBUTIONS

Section 7.1.   Dividends and Other Distributions.  Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

ARTICLE VIII

MISCELLANEOUS

Section 8.1.   Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 8.2.   Seal.  The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

Section 8.3.   Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

Section 8.4.   Indemnification of Directors and Officers.

8.4.1.    Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a “Covered Person”), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

8.4.2.    Prepayment of Expenses.  The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

8.4.3.    Nonexclusivity of Rights.  The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

8.4.4.    Other Sources.  The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

8.4.5.    Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Section 8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

8.4.6.    Other Indemnification and Prepayment of Expenses.  This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

8.4.7.    Insurance.  The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these Bylaws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

8.4.8.    Selection of Counsel.  Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8. The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and (b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation’s right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

Section 8.5.   Interested Directors; Quorum.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 8.6.   Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 8.7.   Record of Stockholders.  The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation’s stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

Section 8.8.   Addresses of Stockholders.  Each stockholder shall furnish to the Secretary of the Corporation or the Corporation’s transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder’s address last known to the Secretary or transfer agent.

Section 8.9.   Amendment of Bylaws.  The Board of Directors is authorized to adopt, amend or repeal these Bylaws at any annual meeting of the Board of Directors or any other meeting called for that purpose. The holders of shares of Common Stock entitled to vote also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock.

EXHIBIT D

Florida Dissenters’ Rights Statute

SECTIONS 607.1301-607.1333 OF THE FLORIDA STATUTES

  607.1301  Appraisal rights; definitions.— The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

607.1302  Right of shareholders to appraisal.—

(1)  A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a)  Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b)  Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)  Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d)  An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e)  Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f)  With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1.  Altering or abolishing any preemptive rights attached to any of his or her shares;

2.  Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3.  Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.  Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.  Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6.  Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7.  Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2)  Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a)  Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1.  Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2.  Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b)  The applicability of paragraph (a) shall be determined as of:

1.  The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2.  If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a.  Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b.  Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a.  Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b.  Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c.  In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)  For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)  Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4)  A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a)  Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b)  Was procured as a result of fraud or material misrepresentation.

607.1303  Assertion of rights by nominees and beneficial owners.—

(1)  A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2)  A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a)  Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b)  Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320  Notice of appraisal rights.—

(1)  If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2)  In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3)  If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321  Notice of intent to demand payment.—

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)  Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b)  Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2)  A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322  Appraisal notice and form.—

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)  The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a)  Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1.  The shareholder's name and address.

2.  The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.  That the shareholder did not vote for the transaction.

4.  Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5.  If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b)  State:

1.  Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2.  A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.  The corporation's estimate of the fair value of the shares.

4.  An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5.  That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6.  The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c)  Be accompanied by:

1.  Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.  A copy of ss. 607.1301-607.1333.

607.1323  Perfection of rights; right to withdraw.—

(1)  A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2)  A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3)  A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324  Shareholder's acceptance of corporation's offer.—

(1)  If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2)  Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326  Procedure if shareholder is dissatisfied with offer.—

(1)  A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2)  A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

607.1330  Court action.—

(1)  If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2)  The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3)  All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4)  The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5)  Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6)  The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331  Court costs and counsel fees.—

(1)  The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2)  The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)  Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b)  Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3)  If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4)  To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332  Disposition of acquired shares.— Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333  Limitation on corporate payment.—

(1)  No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a)  Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b)  Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2)  The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.